iShares®

iShares Trust

iShares, Inc.

iShares MSCI Russia Capped Index Fund, Inc.

Supplement dated March 16, 2012

to the Prospectuses and Statements of Additional Information (“SAIs”)

for all series of iShares Trust, iShares, Inc.

and iShares MSCI Russia Capped Index Fund, Inc. (the “Funds”)

The following changes are made to the Prospectus and SAI of each Fund to reflect the change in each Fund’s distributor:

Effective April 1, 2012, BlackRock Investments, LLC, 525 Washington Boulevard, Suite 1405, Jersey City, New Jersey 07310, an affiliate of BlackRock Fund Advisors and a registered broker-dealer, serves as the sole distributor of each Fund, replacing SEI Investments Distribution Co. As a result, effective April 1, 2012, all references in the Prospectuses and SAIs to the Distributor or SEI Investments Distribution Co. are hereby replaced with references to BlackRock Investments, LLC.

The description of SEI Investments Distribution Co., in its capacity as the distributor of each Fund, found in the first paragraph of the “Distributor” section of the SAIs is hereby replaced with the following:

Distributor. The Distributor’s principal address is 525 Washington Boulevard, Suite 1405, Jersey City, New Jersey 07310. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the Distributor. The Distributor will arrange for the delivery of the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates.
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